SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


Date of Report: July 31,2000
---------------------------------
(Date of earliest event reported)


                                Alyn Corporation
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             (Exact name of registrant as specified in its charter)


         Delaware                   000-21153                 33-0709359
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      (State or Other              (Commission             (I.R.S. Employer
      Jurisdiction of              File Number)           Identification No.)
       Incorporation


                       16761 Hale Avenue, Irvine CA 92606
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                      Address of Principal Executive Office


                                 (949) 475-1525
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               Registrant's telephone number, including area code


ITEM 3. BANKRUPTCY OR RECEIVERSHIP

The Registrant has filed today a Corporation Petition for Bankruptcy provided in Chapter 7 of the Bankruptcy Code and all necessary papers in connection therewith in the United States Bankruptcy Court, Central District of California, Santa Ana Division. The Bankruptcy Court has appointed Mr. James Joseph as the Chapter 7 Bankruptcy Trustee. The Registrant has been authorized to retain as counsel in said proceeding, the law firm of Marschack Shulman Hodges & Friedman LLP.


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            Pursuant to the requirements of the Securities Act of 1934, the
Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                   ALYN CORPORATION



                                   By:
                                            /s/ Maurizio Tosca
                                      ------------------------------------------
                                      Name:    Maurizio Tosca
                                      Title:   Chief Executive Officer

Date: July 31, 2000